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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-46346 of Sterling Bancshares, Inc. on Form S-4 and in Registration Statements Nos. 33-75444, 33-75442, 333-16719 and 333-57171 of Sterling
Bancshares, Inc. on Forms S-8 of our report dated March 10, 2000, appearing in this Annual Report on Form 10-K of Sterling Bancshares, Inc. for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP
Houston, Texas
March 10, 2000